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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 1999

                                EATON CORPORATION



 -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Ohio                          1-1396                    34-0196300
---------------------             --------------           -------------------
(State or other                   (Commission               (I.R.S. Employer
 jurisdiction of                   File Number)            Identification No.)
 incorporation)


   Eaton Center
  Cleveland, Ohio                                              44114
--------------------                                  ----------------------
(Address of principal                                          Zip Code
 executive offices)


                                 (216) 523-5000
                               ------------------
                          Registrant's telephone number,
                               including area code


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Item 5.      Other Events.
-------      -------------

         On November 10, 1999, Eaton Corporation (the "Company") entered into a terms agreement and accompanying underwriting agreement (together, the "Underwriting Agreement") with Goldman, Sachs & Co. and Chase Securities Inc. (the "Underwriters"). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters, and the Underwriters agreed to buy from the Company, upon and subject to the terms and conditions set forth in the Underwriting Agreement, $250,000,000 of the Company's 6.95% Notes due 2004 and $150,000,000 of the Company's 7.65% Debentures due 2029 (the "Notes" and the "Debentures").

         The Notes and the Debentures were registered pursuant to a Registration Statement on Form S-3 (File No. 333-74355), filed by the Company with the Securities and Exchange Commission ("Commission") on March 12, 1999, and made effective on May 26, 1999. Information concerning the Notes and the Debentures and related matters is set forth in the Prospectus dated November 10, 1999 and the Prospectus Supplement dated November 10, 1999 filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 on November 12, 1999.

         Reference is made to the Underwriting Agreement filed as Exhibit 1(a) hereto, the Form of Note and the Form of Debenture filed as Exhibit 4 hereto and to the Computation of Ratio of Earnings to Fixed Charges filed as
Exhibit 12 hereto which updates the existing Exhibit 12 to the Registration Statement.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------
         (c) Exhibits

1(a)     Form of Underwriting Agreement

4        Form of Note
         Form of Debenture

12       Computation of Ratio of Earnings to Fixed Charges


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                EATON CORPORATION



                                By /s/ G. L. Gherlein
                                   -------------------
                                 G. L. Gherlein
                                 Executive Vice President
                                 and General Counsel


DATE: November 12, 1999


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                           Current Report on Form 8-K

                                Eaton Corporation


                                  EXHIBIT INDEX
                                  -------------


                               Exhibit Description
                               -------------------

Exhibit
Number               Description
-------              -----------

1(a)                 Form of Underwriting Agreement

4                    Form of Note
                     Form of Debenture

12                   Computation of Ratio of Earnings to Fixed Charges



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